Expenses for shipping activities and other expenses from operating activities	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Expenses for shipping activities and other expenses from operating activities	Expenses for shipping activities and other expenses from operating activities
Voyage expenses and commissions

(in thousands of USD)	2025	2024	2023
Commissions paid	(25,795)	(16,643)	(15,202)
Bunkers	(234,910)	(118,446)	(101,795)
Other voyage related expenses	(101,450)	(39,221)	(25,093)
Total voyage expenses and commissions	(362,155)	(174,310)	(142,090)

The voyage expenses and commissions increased in 2025 compared to 2024. This increase is primarily attributed to an increase in bunker related expenses and other voyage-related expenditures.

The increase in bunker cost and commissions paid in 2025 compared to 2024 is mainly due to the integration of the Golden Ocean vessels as of March, 2025 and thus more vessels operating on the spot. For vessels operated on the spot market, voyage expenses are paid by the shipowner while voyage expenses for vessels under a time charter contract, are paid by the charterer. Voyage expenses for vessels operated in a Pool, are paid by the Pool.

The majority of other voyage expenses are port costs, agency fees and agent fees paid to operate the vessels on the spot market. Port costs vary depending on the number of spot voyages performed, number and type of ports.

Vessel operating expenses

(in thousands of USD)	2025	2024	2023
Operating expenses	(386,679)	(185,327)	(210,527)
Insurance	(33,730)	(14,319)	(20,506)
Total vessel operating expenses	(420,409)	(199,646)	(231,033)

The operating expenses relate mainly to the crewing expenses (including crew bonuses), technical and other costs (including shore staff working entirely on ship management) which are needed to operate vessels. In 2025, these expenses increased compared to 2024, primarily due to the acquisition of Golden Ocean in March, 2025.
General and administrative expenses

(in thousands of USD)	2025	2024	2023
Wages and salaries	(31,662)	(20,797)	(10,342)
Social security costs	(4,141)	(3,293)	(1,204)
Provision for employee benefits	(66)	13	140
Equity-settled share-based payments (Note 23)	—	—	(3,945)
Other employee benefits	(3,611)	(2,019)	(1,047)
Capitalized costs	—	960	—
Employee benefits	(39,480)	(25,136)	(16,398)
Administrative expenses	(100,272)	(50,272)	(42,766)
Tonnage Tax	(2,497)	(2,205)	(3,586)
Claims	—	(477)	(76)
Provisions	274	324	294
Total general and administrative expenses	(141,975)	(77,766)	(62,532)

Average number of full time equivalents (shore staff including ship management)	302.26	285.24	198.47
The general and administrative expenses which include amongst others: shore staff wages (excluding shore staff working entirely on ship management), director fees, office rental, consulting and audit fees and tonnage tax, increased in 2025 compared to 2024. This increase was mainly due to the acquisition and inclusion of Golden Ocean Group and related transaction fees as per March 12, 2025 (see Note 25).
The total research and development expenses recognized for the period ended December 31, 2025, amounted to $7.4 million and are included under administrative expenses (December 31, 2024: $10.5 million).

Employee benefits expenses increased compared to the prior year, primarily driven by higher wages and salaries as a result of the increase in the average number of full-time equivalents following the inclusion of Golden Ocean Group Limited as from March 2025. In addition, the average wage cost per employee increased during the period. The increase also reflects the impact of certain non-recurring items recognized during the year.